EXHIBIT 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT AND AGREEMENT REGARDING REVOLVING LOAN COMMITMENT AND TERM LOAN INCREASES

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND AGREEMENT REGARDING REVOLVING LOAN COMMITMENT AND TERM LOAN INCREASES dated as of September 29, 2017 (the “Agreement”), is executed by each of the Lenders a signatory hereto, KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”), LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”) and LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware (“LCIF”; collectively with the Trust, the “Borrowers” and each individually a “Borrower”), and the other parties hereto.

WHEREAS, the Borrowers, the Lenders, the Agent, and the other parties thereto, have entered into that certain Credit Agreement dated as of September 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrowers have requested an increase in the Revolving Loan Commitments and the making of additional 2020 Term Loans and 2021 Term Loans;

WHEREAS, certain of the Lenders are willing to increase the amount of their respective Revolving Loan Commitments and make additional 2020 Term Loans and 2021 Term Loans, as applicable, on the terms set forth herein; and

WHEREAS, the parties hereto (including Lenders constituting Requisite Lenders) desire to amend certain provisions of the Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Revolving Loan Commitment and Term Loan Increases. Upon the effectiveness of this Agreement:

(a)the Borrowers and each Revolving Lender increasing its Revolving Loan Commitment as set forth on Schedule I hereto acknowledge and agree that the amount of such Lender’s Revolving Loan Commitment shall be the amount set forth for such Lender on Schedule I as such Lender’s “Revolving Loan Commitment” and each such Lender agrees to make the payments required to be made by such Lender under Section 2.17(d) of the Credit Agreement;

(b)each 2020 Term Lender severally and not jointly agrees to make an additional 2020 Term Loan to the Borrowers in the principal amount equal to the “Additional 2020 Term Loan Amount” set forth for such Lender on Schedule I attached hereto (each such loan, a “New 2020 Term Loan”). Each applicable Lender shall deposit an amount equal to the New 2020 Term Loan to be made by such Lender to the Borrowers with the Agent at the Principal Office, in immediately available funds not later than 10:00 a.m. on the anticipated effective date of this Agreement. Subject to fulfillment of all applicable conditions set forth herein, the Agent shall make available to the Borrowers in the account specified in writing by the Borrowers to the Agent, not later than 1:00 p.m. on the effective date of this Agreement, the proceeds of such amounts received by the Agent. Once repaid, the principal amount of a New 2020 Term Loan may not be reborrowed; and

(c)each 2021 Term Lender severally and not jointly agrees to make a 2021 Term Loan to the Borrowers in the principal amount equal to the “Additional 2021 Term Loan Amount” set forth for such Lender on Schedule I attached hereto (each such loan, a “New 2021 Term Loan” and, together with the New 2020 Term Loans, the “New Term Loans”). Each applicable Lender shall deposit an amount equal to the New 2021 Term Loan to be made by such Lender to the Borrowers with the Agent at the Principal Office, in immediately available funds not later than 10:00 a.m. on the anticipated effective date of this Agreement. Subject to fulfillment of all applicable conditions set forth herein, the Agent shall make available to the Borrowers in the account specified in writing by the Borrowers to the Agent, not later than 1:00 p.m. on the effective date of this Agreement, the proceeds of such amounts received by the Agent. Once repaid, the principal amount of a New 2021 Term Loan may not be reborrowed.

Section 2. Specific Amendment to Credit Agreement. Upon the effectiveness of this Agreement, the parties hereto agree as follows:

(a)The Credit Agreement is amended by restating clause (d) of the definition of “Defaulting Lender” set forth in Section 1.1. thereof as follows:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action;

(b)The Credit Agreement is further amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical location:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c)The Credit Agreement is further amended by deleting each reference to “$1,810,000,000.00” in Section 2.17 of the Credit Agreement and replacing each such reference with “$2,010,000,000.00”.

(d)The Credit Agreement is further amended by adding the following Section 12.24 immediately after Section 12.23. thereof:

Section 12.24.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

(e)The Credit Agreement is further amended by replacing Schedule I thereof with Schedule I attached hereto.

Section 3.     Conditions Precedent. The effectiveness of this Agreement, including without limitation, the increases of each of the Revolving Loan Commitments and the obligations of the Lenders making a New Term Loan to make such New Term Loans pursuant to Section 1 above, is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

(a)    a counterpart of this Agreement duly executed by each Borrower, the Lenders comprising the “Requisite Lenders” party to the Credit Agreement as in effect immediately before this Agreement, each Revolving Lender increasing its Revolving Loan Commitment and each Lender making a New Term Loan;

(b)    2020 Term Notes executed by each Borrower, payable to each 2020 Term Lender (excluding any such Lender that has requested that it not receive a 2020 Term Note) in the aggregate outstanding principal amount of such Lender’s 2020 Term Loan;

(c)    2021 Term Notes executed by each Borrower, payable to each 2021 Term Lender (excluding any such Lender that has requested that it not receive a 2021 Term Note) in the aggregate outstanding principal amount of such Lender’s 2021 Term Loan;

(d)    Revolving Notes executed by each Borrower, payable to each Revolving Lender (excluding any such Lender that has requested that it not receive a Revolving Note) in the aggregate amount of such Lender’s Revolving Loan Commitment;

(e)    a certificate from a Responsible Officer of each Borrower certifying as of the date hereof, and after giving effect to the transactions contemplated hereby, that (i) no Default or Event of Default shall be in existence on the date hereof and (ii) each representation and warranty made or deemed made by any Borrower or any other Loan Party in each Loan Document to which any such Loan Party is a party is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date);

(f)    a Compliance Certificate to be calculated based on the financial statements for the period ending June 30, 2017, after giving pro forma effect to the increases of the Revolving Loan Commitments and the making of the New Term Loans contemplated by this Agreement and the use of the proceeds of any Loans to be funded on the date hereof;

(g)    copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Borrower of all corporate or other necessary action taken by each Borrower to authorize the increase in Revolving Loan Commitments and the borrowing of such New Term Loans;

(h)    an opinion of counsel to each Borrower and the other Loan Parties, addressed to the Agent and the Lenders and covering such matters as the Agent may reasonably request;

(i)    evidence that all Fees then due and payable by each Borrower in connection with this Agreement, together with, to the extent required by Section 9 of this Agreement, all other fees, expenses and reimbursement amounts due and payable to the Agent, including without limitation, the reasonable and documented out‑of‑pocket fees and expenses of counsel to the Agent, have been paid; and

(j)    such other documents, instruments and agreements as the Agent may reasonably request.

Section 4.    Representations of Borrowers; Reaffirmation of Obligations. Each Borrower (i) represents and warrants that (a) no Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Agreement and (b) each representation and warranty made or deemed made by any Borrower or any other Loan Party in each Loan Document to which any such Loan Party is a party is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and (ii) acknowledges and reaffirms its Obligations and its continuing obligations owing to the Agent and the Lenders under each of the Loan Documents.

Section 5.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 6.     Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 7.     Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.
Section 8.    Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Lenders required by Section 12.6 of the Credit Agreement, the Agent, and the Borrowers.
Section 9.    Expenses. To the extent required by Section 12.2 of the Credit Agreement, each Borrower shall reimburse the Agent promptly after demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.
Section 10.     Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 11.    Certain References. Except as set forth in Section 3(a) above, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Agreement.
Section 12.    Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
Section 13.    Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.
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[Signature Page to First Amendment to Credit Agreement and Agreement Regarding Revolving Loan Commitment and Term Loan Increases for Lexington Realty Trust et al.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement and Agreement Regarding Revolving Loan Commitment and Term Loan Increases to be executed by their authorized officers all as of the day and year first above written.

LEXINGTON REALTY TRUST
By:	/s/ Joseph S. Bonventre
	Name:	Joseph S. Bonventre
	Title:	Executive Vice President

LEPERCQ CORPORATE INCOME FUND L.P.
By:	LEX GP-1 Trust, its sole general partner
By:	/s/ Joseph S. Bonventre
	Name:	Joseph S. Bonventre
	Title:	Executive Vice President

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KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Jane E. McGrath
Jane E. McGrath
Vice President

Lending Office:

KeyBank, National Association
1200 Abernathy Road NE, Suite 1500
Atlanta, Georgia 30328
Attn: Tayven Hike
Telephone:    (770) 510-2100
Telecopy:     (770) 510-2195

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ D. Bryan Gregory
D. Bryan Gregory
Director

Lending Office:

Wells Fargo Bank, N.A.
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202-4200
Attn:    D. Bryan Gregory
Telephone:     (704) 410-1776

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REGIONS BANK
By:	/s/ C. Vincent Hughes, Jr.
C. Vincent Hughes, Jr.
Vice President

Lending Office (all Types of Loans):

Regions Bank
1180 West Peachtree Street, NW, Suite 1250
Atlanta, GA 30309
Attn:    Vincent Hughes
Telephone:     (404) 995-7642
Telecopy:     (404) 870-5148

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PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Luis Donoso
Luis Donoso
Vice President

Lending Office (all Types of Loans):

PNC Bank, National Association
340 Madison Avenue
New York, NY 10173-0002
Attn:    Luis Donoso
Telephone:     (212) 210-9953
luis.donoso@pnc.com

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TD BANK, N.A.
By:	/s/ Jessica Trombly
Jessica Trombly
Vice President

Lending Office (all Types of Loans):

___________________________
___________________________
___________________________
Attn:    Vincent Hughes
Telephone:
Telecopy:

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U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Gordon J. Clough
Gordon J. Clough
Vice President

Lending Office (all Types of Loans):

U.S. Bank National Association
One Federal Street, 9th Floor
Boston, MA 02110
Attn:    Gordon J. Clough
Telephone:     (617) 603-7654

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JPMORGAN CHASE BANK, N.A.
By:	/s/ Paul Choi
Paul Choi
Executive Director

Lending Office (all Types of Loans):

JPMorgan Chase Bank, N.A.
270 Park Avenue, 45th Floor
New York, NY 10017
Attn:    Paul Choi
Telephone:     (212) 648-1281
Telecopy:     (646) 645-8851

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BANK OF AMERICA
By:	/s/ Thomas W. Nowak
Thomas W. Nowak
Vice President

Lending Office (all Types of Loans):

Bank of America, N.A.
135 S. LaSalle Street
IL4-135-06-11
Chicago, IL 60603-4157
Attn:    Thomas W. Nowak
Telephone:     (312) 828-4353

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CITIZENS BANK, N.A.
By:	/s/ Nan E. Delahunt
Nan E. Delahunt
Vice President

Lending Office (all Types of Loans):

Citizens Bank, N.A.
1215 Superior Ave, 6th Floor
Mailcode OHS-675
Cleveland, OH 44114
Attn:    Ellen D. Pallotta
Email:         Ellen.D.Pallotta@citizensbank.com
Telephone:     (216) 277-3346
Telecopy:     (216) 277-7106

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BRANCH BANKING AND TRUST COMPANY
By:	/s/ Ahaz Armstrong
Ahaz Armstrong
Senior Vice President

Lending Office (all Types of Loans):

BB&T
200 W. 2nd St, Floor 16
Winston Salem, NC 27101
Attn:    Ahaz Armstrong
Telephone:     (336) 733-2575

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION
By:	/s/ Thomas C. Owens
Thomas C. Owens
Senior Vice President

Lending Office (all Types of Loans):

First Tennessee Bank National Association
800 South Gay Street, 4th FL
Knoxville, Tennessee 37929
Attn:    Tom Owens
Telephone:     (865) 971-2439
Telecopy:     (865) 971-2468

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Schedule I

Commitments/Outstanding Amounts

Lender	Revolving Loan Commitment	2020 Term Loan as of the Effective Date	Additional 2020 Term Loan Amount	2021 Term Loan as of the Effective Date	Additional 2021 Term Loan Amount
KeyBank, National Association	$51,068,182	$26,000,000	$5,227,273	$58,000,000	$4,704,545
Wells Fargo Bank, National Association	$37,068,181	$25,000,000	$5,227,273	$73,000,000	$4,704,546
Regions Bank	$42,755,682	$25,000,000	$4,602,272	$50,000,000	$4,142,046
PNC Bank, National Association	$41,755,682	$22,000,000	$4,602,273	$25,000,000	$4,142,045
TD Bank, N.A.	$47,755,682	$22,000,000	$4,602,273	$19,000,000	$4,142,045
U.S. Bank National Association	$47,755,682	$21,000,000	$4,602,273	$9,000,000	$4,142,045
JPMorgan Chase Bank, N.A.	$47,755,682	$21,000,000	$4,602,272	$9,000,000	$4,142,046
Bank of America, N.A.	$46,755,682	$25,000,000	$4,602,273		$4,142,045
Fifth Third Bank	$31,000,000	$24,000,000
Citizens Bank, N.A.	$35,755,682	$23,000,000	$4,602,273		$4,142,045
Branch Banking and Trust Company	$24,755,681	$11,000,000	$4,602,273	$8,000,000	$4,142,046
Barclays Bank PLC	$40,000,000
First Tennessee Bank, National Association	$10,818,182	$5,000,000	$2,727,272	$4,000,000	$2,454,546
TOTAL	$505,000,000	$250,000,000	$50,000,000	$255,000,000	$45,000,000